United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                December 15, 2006
                                -----------------


                                   FNB BANCORP
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


                  000-49693                        92-2115369
          (Commission File Number)     (IRS Employer Identification No.)


            975 El Camino Real, South San Francisco, California 94080
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (650) 588-6800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 (b) Retirement of Chief Financial Officer; Resignation of Director.

         On December 18, 2006, the registrant announced that Mr. James B. Ramsey, Senior Vice President and Chief Financial Officer, will be retiring effective January 5, 2007.

         On December 18, 2006, the registrant announced that Mr. Albert R. Roensch, a current Director and member of the Audit Committee, has resigned effective December 31, 2006. Mr. Roensch will now dedicate all his time to Desert Commercial Bank, for which he serves as President and CEO.

Item 5.02 (c) Appointment of Chief Financial Officer.

         On December 18, 2006, the registrant announced that at the Board of Directors meeting held on December 15, 2006, Mr. Dave Curtis was appointed Senior Vice President and Chief Financial Officer of FNB Bancorp as well as First National Bank of Northern California, and this appointment became effective that day.

         Mr. Curtis was previously employed by Capital Corp of the West, Merced, California, the holding company for County Bank. He was Senior Vice President and Controller from 1997 to 2006. Mr. Curtis became a Certified Public Accountant in 1986.

         Compensation for Mr. Curtis consists of an annual salary of $175,000. At the end of 2007, Mr. Curtis will be eligible for the Bank's Profit Sharing Plan, a salary increase, and participation in the Bank's cash bonus pool. The amounts of the profit sharing contribution, cash bonus pool and salary increase are subject solely to the discretion of the Board of Directors. In addition, Mr. Curtis will be eligible to participate in the Bank's stock option plan in 2008, after a full year of service, subject solely to the discretion of the Board of Directors.

         The Bank has agreed to enter into a salary continuation agreement with Mr. Curtis. This plan is currently being developed and terms and dollar amounts are being evaluated by the Bank's Board of Directors. Vesting of the final agreement is subject to one year's successful employment and the terms and conditions are at the discretion of the Board of Directors.

         A copy of the News Releases issued by the registrant on December 18, 2006, are attached to this report as Exhibits 99.42 and 99.43 and are incorporated here by reference.

Item 9.01.  Financial Statements and Exhibits.

        (c) Exhibits

                99.42 News Release dated December 18, 2006, announcing the appointment of the new Chief Financial Officer, and the retirement of the former Chief Financial Officer.

                99.43 News Release dated December 18, 2006, announcing the resignation of a Director.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FNB BANCORP (Registrant)


Dated:  December 18, 2006.                   By: /s/ TOM MC GRAW
                                                 -------------------------------
                                                 Tom Mc Graw
                                                 Chief Executive Officer